UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 31, 2018

Wize Pharma, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-52545	88-0445167
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24 Hanagar Street, Hod Hasharon, Israel	4527708
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  +(972) 72-260-0536

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01.	Entry into a Material Definitive Agreement.

On May 31, 2018, Wize Pharma Ltd. (“Wize Israel”), the wholly owned subsidiary of Wize Pharma, Inc. (the “Company”), entered into an exclusive distribution agreement (the “Exclusive Distribution Agreement”) with HPGC Medical Co., Ltd. (“HPGC”) pursuant to which Wize Israel has granted to HPGC the exclusive right to sell and distribute LO2A Lacrycon® formula products (manufactured by Pharma Stulln GmbH) in the mainland of China (excluding Hong Kong, Macau and Taiwan) subject to certain terms and conditions.

Pursuant to the Exclusive Distribution Agreement, HPGC will be responsible for all necessary regulatory approvals, registration procedures, licenses, permits and authorizations required for the marketing, importation, sale and service of LO2A in China. Wize Israel will assist HPGC in completing clinical trials, if such needed.

HPGC has the option of designating certain affiliates, dealers, distributors, medical institutions and other parties (the “Designated Entities”), however HPGC will remain fully liable for the activities or omissions of any such Designated Entities.

Wize Israel is required, among others, to (i) utilize best efforts to obtain certain approvals with respect to Sjögren’s syndrome, dry eye syndrome and Conjunctivochalasis, (ii) obtain a valid patent registration for the Uni-dose Products and the Multi-dose Products with respect to certain indications and (iii) obtain certain marketing approvals in Hungary, among other things. The Exclusive Distribution Agreement includes certain product pricing terms and minimum binding order quantities.

The Exclusive Distribution Agreement has an initial term of five years and, thereafter, automatically renews for additional terms of five years each, subject to full compliance with the terms of the Exclusive Distribution Agreement.

The foregoing description of the Exclusive Distribution Agreement in this Form 8-K does not purport to be complete and is subject to and qualified by reference to the full Exclusive Distribution Agreement which is attached as Exhibit 10.1 to this Form 8-K.

Item 8.01	Other Events

On June 5, 2018, the Company issued a press release regarding the Exclusive Distribution Agreement. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01.	Financial Statement and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Exclusive Distribution Agreement dated May 31, 2018 (Confidential treatment was requested with respect to certain portions of this exhibit pursuant to 17.C.F.R. §240.24b-2. Omitted portions were filed separately with the Securities and Exchange Commission)

99.1	Press Release dated June 5, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wize Pharma, Inc.

Date: June 5, 2018	By:	/s/ Or Eisenberg
	Name:	Or Eisenberg
	Title:	Acting Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary

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